INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9—INCOME TAXES

There are no taxes payable as of March 31, 2026, or December 31, 2025.

Some of the federal tax carry forwards will expire at various dates through 2037. Generally, these can be carried forward and applied against future taxable income at the tax rate applicable at that time. We are currently using an effective income tax rate of 21% for our projected available net operating loss carry-forward. No tax benefit has been recognized in the three months ending March 31, 2026, due to the uncertainty surrounding the realizability of the benefit. As of March 31, 2026, the Company had no unrecognized tax benefits.

Utilization of the net operating losses (NOL) carryforwards may be subject to a substantial annual limitation as required by Section 382 of the IRC, due to ownership change of the company that could occur in the future, as well as similar state provisions. In general, an “ownership change” as defined by Section 382 results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income. Assuming the merger contemplated by the Agreement and Plan of Merger, dated February 11, 2026, as amended by the First Amendment to Agreement and Plan of Merger, effective April 13, 2026 (the “First Amendment” and collectively the “Merger Agreement”) between the Company, VRME Subsidiary Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Open World Ltd., a Cayman Islands exempted company (“Open World”), pursuant to which Merger Sub will merge with and into Open World, Merger Sub will cease to exist and Open World will become a wholly-owned subsidiary of the Company (the “Merger”), is consummated in accordance with the terms of the Merger Agreement, these limitations will apply for tax periods following the Merger.

In accordance with ASC Topic 740, Income Taxes, valuation allowances are provided against deferred tax assets, if based on the weight of available evidence, some or all of the deferred tax assets may or will not be realized. The Company did not utilize any NOL deductions for the three months ended March 31, 2026.

NOTE 6 – INCOME TAXES

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended December 31, 2025, and 2024 is as follows (in thousands):

US	Years Ended December 31,
	2025	2024
Loss before income taxes
Domestic	$(4,905)	$(4,602)
Foreign	-	721
Total loss before income taxes	$(4,905)	$(3,881)

Income tax expense (benefit):	Years Ended December 31,
	2025	2024
Current:
Federal	$(181)	$(562)
State and local	(16)	(114)
Foreign	-	-
Total current	$(197)	$(676)

Deferred:
Federal	$(847)	$(413)
State and local	(76)	(84)
Foreign	-	(19)
Total deferred	$(923)	$(516)

Total income tax expense (benefit)	$(1,120)	$(1,192)

Beginning in 2025 annual reporting, the Company adopted ASU 2023-09 prospectively. See Note 1 - Organization and Summary of Significant Accounting Policies for additional details on ASU 2023-09. A reconciliation of the U.S. federal statutory income tax rate to our effective tax rate for the year ending December 31, 2025 and December 31, 2024 is as follows (in thousands):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Tax Effect USD	Effective Tax Rate	Tax Effect USD	Effective Tax Rate

Taxes under statutory US tax rates	$(1,030)	21%	$(815)	21%
Increase (decrease) in taxes resulting from:
Foreign taxes and rate differential	-	-	7	-
Increase (decrease) in valuation allowance	534	(11%)	696	(18%)
Permanent Differences	371	(8%)	284	(7%)
Change in State tax rate	217	(4%)	25	(1%)
State & local taxes net of federal benefit	(92)	2%	(197)	5%
Income tax expense	$-	-	$-	-

The increase in the valuation allowance during the years ended December 31, 2025 and December 31, 2024 was due primarily to the increase in our net operating losses which may not be utilized in the future.

Cash paid for income taxes, net of refunds received, by jurisdiction for the years ended December 31, 2025 are as follows (in thousands):

Year Ended December 31, 2025
Federal	-
State:
NYS	$6.8
TN	3.8
TX	11.1
Other	2.4
Cash paid for income taxes, net of refunds received	$24.1

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities consist of the following (in thousands):

TAX ASSETS AND LIABILITIES	Years Ended December 31,
Assets:	2025	2024
Net operating loss carryforwards	$6,812	$6,646
Restricted stock (RSAs, RSUs)	581	819
Stock options	-	159
Depreciation	75	(22)
Intangibles	697	93
Acquisition transaction costs	80	95
Capitalized research and development	141	(18)
Unrealized gain on investment	1	2
Bad debt	2	18
Capital loss limitation and cash flow used	840	930
Rents	-	3
Impairments	-	25
FV loss on equity investment	(3)	(3)
Accrued bonus compensation	55	-
Gross Deferred Tax Assets	9,281	8,747
Valuation allowance	(9,281)	(8,747)
Gross Deferred Tax Assets	$-	$-
Liabilities:
Intangibles and other deferred tax liabilities	-	-
Net Deferred Tax Assets	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon these factors, Management has placed a full valuation allowance against all deferred tax assets, including net operating loss carryforwards, due to the uncertainty of future profitability.

As of December 31, 2025, the Company has net operating loss carryforwards of $25.3 million for tax purposes, which, subject to the application of potential limitations, will be available to offset future taxable income. If not used, $6.6 million of these carryforwards will expire beginning in 2026, and $18.9 million will carryforward indefinitely.

Utilization of the net operating losses (NOL) carryforwards may be subject to a substantial annual limitation as required by Section 382 of the IRC, due to ownership change of the company that could occur in the future, as well as similar state provisions. In general, an “ownership change” as defined by Section 382 results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income. Assuming the Merger is consummated in accordance with the terms of the Merger Agreement, these limitations will apply for tax periods following the Merger.

The Company completed the IRC Section 382 analysis, in 2022, and determined that an ownership change occurred sufficiently to impose additional limitations on the use of NOL carryforwards. The Company has not completed the IRC Section 382 analysis in 2023, 2024 or 2025. The Merger is expected to result in an ownership change and, consequently, application of these use limitation rules on the tax attributes of the Company for tax periods following the Merger. As a result, following the Merger, we may incur larger federal and state income tax liabilities than we would have had we not experienced an ownership change.

No tax benefit has been reported in the December 31, 2025, financial statements due to the uncertainty surrounding the realizability of the benefit.

Uncertain Tax Positions

As of December 31, 2025, and 2024 we had no uncertain tax positions reflected on our balance sheet. The Company files income tax returns in U.S. federal, state and local jurisdictions, and various non-U.S. jurisdictions, and is subject to audit by tax authorities in those jurisdictions. Tax years 2021 through 2025 remain open to examination by these tax jurisdictions, and earlier years remain open to examination in certain of these jurisdictions which have longer statues of limitations. The Company’s tax years from 2006 are subject to examination by the United States and state taxing authorities due to the carryforward of unutilized NOLs.

The Tax Cuts and Jobs Act of 2017 imposes a mandatory repatriation tax on certain unremitted foreign earnings and provides a 100% deduction to domestic corporations for certain dividends received from foreign corporations after December 31, 2017. The Company divested of its foreign subsidiary on December 8, 2024, therefore, there will be no future dividends from the earnings of our foreign subsidiary to result in U.S. federal income taxes.

In accordance with FASB ASC Topic 740, Income Taxes, valuation allowances are provided against deferred tax assets, if based on the weight of available evidence, some or all of the deferred tax assets may or will not be realized. The Company has evaluated its ability to realize some or all of the deferred tax assets on its balance sheet and has established a valuation allowance of approximately $9.3 million at December 31, 2025. The Company did not utilize any NOL deductions for the year ended December 31, 2025.

The Company applied the "more-likely-than-not" recognition threshold to all tax positions taken or expected to be taken in a tax return, which resulted in no unrecognized tax benefits as of December 31, 2025, and December 31, 2024, respectively.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest and penalties on the balance sheets and recognized $2 thousand in interest and/or penalties in the Statements of Operations for the year ended December 31, 2025, and $1 thousand in interest and/or penalties in the Statements of Operations in the fiscal year ended December 31, 2024.

There are no taxes payable as of December 31, 2025, or December 31, 2024.